UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 13, 2005

Date of Report (date of earliest event reported)

APPLE COMPUTER, INC.

(Exact name of Registrant as specified in its charter)

California	0-10030	94-2404110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Infinite Loop, Cupertino, CA 95014

(Address of principal executive offices)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed

since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On July 13, 2005, Apple Computer, Inc. (Apple) issued a press release regarding Apple’s financial results for its third fiscal quarter ended June 25, 2005 and a related data sheet. A copy of Apple’s press release is attached hereto as Exhibit 99.1 and a copy of the related data sheet is attached hereto as Exhibit 99.2.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01              Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apple Computer, Inc. dated July 13, 2005.

99.2	Data sheet issued by Apple Computer, Inc. dated July 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.
Date: July 13, 2005
	By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Apple Computer, Inc. dated July 13, 2005.

99.2	Data sheet issued by Apple Computer, Inc. dated July 13, 2005.